UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 20, 2021
Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
1800 West Pasewalk Avenue, Suite 120
Norfolk, Nebraska	68701
(Address of Principal Executive Offices)	(Zip Code)

(301) 861-3305
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01.          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Hotel Purchase and Sale Agreement

On September 22, 2021, Condor Hospitality Trust, Inc., a Maryland Corporation (the “Company” or “Condor”) and B9 Cowboy Mezz A LLC, a Delaware limited liability company and affiliate of Blackstone Real Estate Partners (the “Buyer”), entered into a Hotel Purchase and Sale Agreement (the “Purchase Agreement”). The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, the Buyer will acquire Company’s portfolio of 15 hotels for a cash purchase price of $305,000,000 (the “Portfolio Sale”). The Portfolio Sale and the other transactions contemplated by the Purchase Agreement were unanimously approved by the Company’s board of directors (the “Company Board”).  The Buyer will deposit $15,000,000 of the purchase price in escrow (the “Deposit”) within one business day of signing the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Company to in all material respects carry on its business in the ordinary course of business consistent with past practice, subject to certain exceptions, during the period between the execution of the Purchase Agreement and the consummation of the Portfolio Sale.

The consummation of the Portfolio Sale is subject to certain customary closing conditions, including, among others, approval of the Portfolio Sale by the affirmative vote of the holders of at least 50% of the outstanding shares of Company common stock, par value $0.01 per share (“Company Common Shares”), entitled to vote on the matter (the “Company Shareholder Approval”).  The Purchase Agreement requires the Company to convene a shareholders’ meeting (the “Shareholder Meeting”) for purposes of obtaining the Company Shareholder Approval.

The Company has agreed not to solicit or enter into an agreement regarding an Acquisition Proposal (as defined in the Purchase Agreement), and, subject to certain exceptions, is not permitted to enter into discussions or negotiations concerning, or provide non-public information to a third party in connection with, any such Acquisition Proposal. However, the Company may, prior to obtaining the Company Shareholder Approval, engage in discussions or negotiations and provide non-public information to a third party which has made an unsolicited written bona fide Acquisition Proposal if the Company Board determines in good faith, after consultation with outside legal counsel and financial advisors, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal (as defined in the Purchase Agreement).

Prior to obtaining the Company Shareholder Approval, the Company Board may, in certain circumstances, effect a Seller Adverse Recommendation Change (as defined in the Purchase Agreement), subject to complying with specified notice and other conditions set forth in the Purchase Agreement.

The Purchase Agreement may be terminated under certain circumstances by the Company, including prior to obtaining the Company Shareholder Approval and after following certain procedures and adhering to certain restrictions, if the Company concurrently enters into a definitive agreement providing for the implementation of a Superior Proposal and pays a termination fee to the Buyer as described below.

Upon a termination of the Purchase Agreement, under certain circumstances, the Company will be required to pay a termination fee to the Buyer of $5,000,000. In certain other circumstances, the Company may terminate the Purchase Agreement and receive the Deposit from escrow.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Purchase Agreement has been attached as an exhibit to provide shareholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, the Buyer or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Purchase Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosure schedules made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties, covenants and agreements contained in the Purchase Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Buyer or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, the Buyer and their respective affiliates and the transactions contemplated by the Purchase Agreement that will be contained in the proxy statement that the Company will file in connection with the transactions contemplated by the Purchase Agreement, as well as in the other filings that the Company will make with the Securities and Exchange Commission (“SEC”).

Voting Agreements

Each of J. William Blackham, Real Estate Strategies L.P., Efanur S.A., Real Estate Investment Group VII L.P., SREP III Flight-Investco, L.P., Stepstone Group Real Estate LP, Stepstone REP II (GP), LLC and Stepstone Group Real Estate Holdings LLC (the “Principal Shareholders”), have entered into a voting agreement with Buyer, dated as of September 22, 2021 (each a “Voting Agreement”), pursuant to which, among other things, each agreed to vote Company Common Shares beneficially owned by them in favor of the Portfolio Sale. The Principal Shareholders collectively hold approximately 60.7% of the outstanding Common Shares. However, upon the occurrence of a Seller Adverse Recommendation Change by the Company Board in compliance with the Purchase Agreement, the aggregate number of shares covered by the voting obligations set forth in the Voting Agreements shall automatically be reduced (on a pro rata basis with each other Principal Stockholder) to the extent necessary so that the aggregate number of Common Shares subject to the Voting Agreements represents no more than 35% of the Common Shares outstanding and entitled to vote.

Each Voting Agreement terminates upon the earlier of (i) the closing of the Portfolio Sale, (ii) such date and time as the Purchase Agreement shall be terminated in accordance with its terms, (iii) such date and time as there occurs any amendment, modification, waiver by the Company or other change to any provision of the Purchase Agreement as in effect on the date of the Voting Agreement which is effected without the consent of the shareholder that (A) expressly reduces the amount or changes the form of consideration payable to the Company, (B) extends the End Date (as defined in the Purchase Agreement) or (C) imposes any material restriction or additional material condition on the consummation of the Portfolio Sale or payment of the purchase price or otherwise, in each case, in a manner material and adverse to the shareholder or (iv) the termination of the Voting Agreement upon written notice of termination from the Buyer to the shareholder. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Voting Agreement which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Plan of Liquidation

On September 20, 2021 the Company Board unanimously approved a plan of complete liquidation and dissolution (the “Plan of Liquidation”) pursuant to which the Company would be liquidated and dissolved, subject to approval of the Plan of Liquidation, including the liquidation and dissolution of the Company pursuant thereto, by the Company’s shareholders at the Shareholder Meeting.  Shareholder approval of the Plan of Liquidation gives to the Company Board the power to direct the sale of (or, in certain cases, otherwise dispose of) all of the Company assets on such terms and in such manner as determined by the Company Board in its discretion.  The Company will not be required to obtain any further shareholder approval with respect to specific terms of any particular sales or other dispositions of assets approved by the Company Board.

The Company anticipates making a distribution of a portion of the net proceeds of the Portfolio Sale and certain of its other cash on hand after the consummation and, depending on the timing of, the Portfolio Sale and expects the final liquidating distribution, if any, to be made on or before a date that is within 24 months after shareholder approval of the Plan of Liquidation.

The Company estimates that if the Plan of Liquidation is approved by shareholders and if it is able to successfully implement the Portfolio Sale and the Plan of Liquidation, then after the sale of all or substantially all of the Company’s assets and the payment of all of the Company’s outstanding liabilities, the Company will have total distributions to shareholders of approximately $7.35 to $7.85 per share of Company Common Shares. These estimates are based upon market, economic, financial and other circumstances and conditions existing as of the date of this report, and any changes in such circumstances and conditions during the period under which the Company implements the Plan of Liquidation could have a material effect on the ultimate amount of proceeds received by shareholders.

Pursuant to the Plan of Liquidation, and as required by the Maryland General Corporation Law (the “MGCL”), the Company expects to commence a formal process whereby it would give notice of its dissolution and allow its creditors an opportunity to come forward to make claims for amounts owed to them. Once the Company has complied with the applicable statutory requirements and either repaid its creditors or reserved amounts for payment to its creditors, including amounts required to cover as-yet unknown or contingent liabilities, the Company expects to distribute any remaining cash, less any reserved amounts for the payment of its ongoing expenses, to its shareholders.

Pursuant to the MGCL and the Company’s articles of incorporation, the proposed dissolution must be approved by the affirmative vote of the holders of not less than a majority of the Company Common Shares then outstanding and entitled to vote thereon.

Under the Plan of Liquidation, the Company Board may modify, amend or abandon the Plan of Liquidation, notwithstanding shareholder approval, to the extent permitted by the MGCL.

The Plan of Liquidation, including the liquidation and dissolution of the Company pursuant thereto, is not contingent upon the consummation of the Portfolio Sale. The foregoing description of terms of the Plan of Liquidation is qualified in its entirety by reference to the full text of the plan, which is attached hereto as Exhibit 2.2  and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including statements about the expected timing, completion and effects of the Portfolio Sale and the other transactions contemplated by the Purchase Agreement and the Liquidation Plan) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Condor Hospitality Trust, Inc. (“Condor”), operates and beliefs of and assumptions made by Condor management, involve uncertainties that could significantly affect the financial or operating results of Condor. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words.  All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transaction to shareholders and employees — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with (i) national, international, regional and local economic climates; (ii) the potential liability for a failure to meet regulatory requirements, including the maintenance of real estate investment trust status; (iii) risks associated with the ability to consummate the transactions; (iv) potential changes to tax legislation; (v) the potential impact of announcement of the proposed transaction or consummation of the proposed transactions on relationships, including with employees; (vi) the unfavorable outcome of any legal proceedings that may be instituted against Condor; (vii) impacts relating to COVID-19 or other pandemics or catastrophic events; and (viii) those additional risks and factors discussed in reports filed with the SEC by Condor from time to time, including those discussed under the heading “Risk Factors” in its filed reports on Form 10-K and 10-Q. Except to the extent required by applicable law or regulation, Condor disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

Additional Information and Where to Find It

The proposed transactions will be submitted to the Company’s shareholders for their consideration. In connection with the proposed transactions, the Company will file relevant materials with the SEC, including a proxy statement on Schedule 14A. The definitive proxy statement will be mailed to the Company’s shareholders. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of the proxy statement (if and when it becomes available), any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.condorhospitality.com, or by contacting the Company at Investor Relations by phone at 301-861-3305 or by email at investors@trustcondor.com. or by requesting them in writing to Condor Hospitality Trust, Inc., 1800 West Pasewalk Avenue, Suite 120, Norfolk, Nebraska 68701, or by telephone at (301) 861-3305.

Participants in the Solicitation

Condor and certain of its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Condor shareholders in respect of the proposed transactions under the rules of the SEC.  Information about Condor’s directors and executive officers is available in Condor’s proxy statements dated November 16, 2020, for its 2020 annual meeting, and December 14, 2020, for a 2021 special meeting, and its Annual Report on Form 10-K for the year ended December 31, 2020 and amendment thereto on Form 10-K/A filed with the SEC and subsequent reports which may be filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the transactions when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Condor using the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 5.03.          AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN          FISCAL YEAR.

Bylaw Amendment

On September 20, 2021, the Company Board adopted an amendment to the Bylaws of the Company by adding Article XII which provides that unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, other than actions arising under federal securities laws, (b) any Internal Corporate Claim, as such term is defined in the Maryland General Corporation Law, or any successor provision thereof, including, without limitation, (i) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Company to the Company or to the stockholders of the Company or (ii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Maryland General Corporation Law, the Charter or these Bylaws, or (c) any other action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine.  None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Company consents in writing to such court.

Additionally, Article XII of the Bylaws provides that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The description of the amendment is qualified in its entirety by reference to the Bylaws of the Company attached to this Current Report as Exhibit 3.1, which includes the amendment to add Article XII.

ITEM 7.01.          REGULATION FD DISCLOSURE.

Press Release

On September 23, 2021, Condor issued a press release announcing the execution of the Purchase Agreement. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.4 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.4 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report, regardless of any general incorporation language in the filings.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

Exhibit Number	Description

2.1	Hotel Purchase and Sale Agreement, dated as of September 22, 2021, by and between, Condor Hospitality Trust, Inc. and B9 Cowboy Mezz A LLC.

2.2	Plan of Liquidation

3.1	Bylaws of Condor Hospitality Trust, Inc.

99.1	Form of Voting Agreement

99.2	Press Release, dated September 23, 2021

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDOR HOSPITALITY TRUST, INC.

Dated: September 23, 2021	By:	/s/ Jill Burger
Jill Burger
Interim Chief Financial Officer and Chief Accounting Officer